 DEUTSCHE TELEKOM COMPLETES ACQUISITIONS OF VOICESTREAM WIRELESS CORPORATION AND
                POWERTEL, INC. AND REPORTS MERGER CONSIDERATIONS

BONN, BELLEVUE, WA and WEST POINT, GA, MAY 31, 2001--Deutsche Telekom AG (NYSE:
DT) (FSE: DTE) announced today that it has completed the acquisitions of VoiceStream Wireless Corporation (NASDAQ: VSTR) and Powertel, Inc. (NASDAQ:
PTEL), and that the two companies have become wholly-owned subsidiaries of Deutsche Telekom.

Each outstanding common share of VoiceStream was converted into a right to receive the following merger consideration: 3.6693 shares of Deutsche Telekom and $15.7262 in cash for former VoiceStream stockholders receiving the mixed consideration, 3.6683 shares of Deutsche Telekom and $15.9062 in cash for former VoiceStream stockholders who made a cash election and 3.7647 shares of Deutsche Telekom for former VoiceStream stockholders who made a stock election. The aggregate cash consideration to be paid to each VoiceStream stockholder will be rounded up to the nearest cent. Each outstanding common share of Powertel was converted into the right to receive 2.6353 shares of Deutsche Telekom.

VoiceStream and Powertel common stock no longer trade on the NASDAQ Stock Market. Deutsche Telekom issued approximately 1,124,529,130 ordinary shares, of which at least 265,556,229 shares will be delivered in the form of American depositary shares, to former VoiceStream and Powertel stockholders in connection with the mergers, and trading in these shares on the Frankfurt Stock Exchange and the New York Stock Exchange, respectively, is expected to commence on June 4, 2001.

VoiceStream and Powertel stockholders who did not surrender their common shares before the completion of the acquisitions will receive, upon surrender of their common shares, Deutsche Telekom American depositary shares as the stock portion of their merger consideration, unless they make a valid election to receive Deutsche Telekom ordinary shares instead before 5:00 p.m. New York City time, on June 20, 2001.

PRESS CONFERENCE TO BE HELD TOMORROW, JUNE 1, TO PROVIDE DETAILS OF NEW COMBINATION At a press conference in Bellevue, WA, scheduled for June 1, 2001, at 8:00 am Pacific Time, Deutsche Telekom Chairman and CEO, Ron Sommer, VoiceStream Chairman and CEO, John Stanton, Kai Uwe Ricke, Board Member of Deutsche Telekom and CEO of T-Mobile International, Jeffrey A. Hedberg, Board Member of Deutsche Telekom, International Division, and Bob Stapleton, President and Chief Operating Officer of VoiceStream, will discuss the strategic and consumer benefits that are expected to result from this transaction, unveil new products and services, and describe VoiceStream's and Powertel's positions within the T-Mobile family. The newly combined company will be the first transatlantic wireless communications operator utilizing the GSM digital wireless technology standard, with Deutsche Telekom and T-Mobile together serving more than 51 million subscribers and holding spectrum licenses covering 500 million people in the United States and Europe. The initiatives discussed at the press conference will be highlighted in an accompanying press release.

ABOUT DEUTSCHE TELEKOM
Deutsche Telekom is Europe's largest communications company and one of the largest communications carriers worldwide based on 2000 revenues of 40.9 billion euros ($38.6 billion). The company is active in four key growth segments of the global telecommunications market: mobile communications, network access services, consumer Internet services and integrated IT and telecommunications solutions. Through T-Mobile, Deutsche Telekom's mobile telephony subsidiary, and through other subsidiaries and investments, Deutsche Telekom serves more than 51 million mobile telephony customers worldwide. Deutsche Telekom offers its customers a complete range of fixed-line voice telephony products and services through approximately 50 million access lines. Deutsche Telekom is a leading provider of high-speed digital access lines, with approximately 900,000 new asymmetric digital subscriber line (T-DSL) services currently sold and 18.6 million channels using the information transfer standard ISDN (Integrated Services Digital Network) as of March 31, 2001. T-Online is Europe's largest consumer Internet service provider with approximately 8.7 million subscribers. In January 2001, Deutsche Telekom launched T-Systems, Europe's second-largest provider of comprehensive IT and telecommunications services to business customers in more than 20 countries. For more information about Deutsche Telekom, visit www.telekom.de/international.

ABOUT VOICESTREAM WIRELESS
Based in Bellevue, WA, VoiceStream Wireless Corp. (NASDAQ:VSTR) is a leading provider of digital wireless communications in the United States. VoiceStream has experienced significant growth over the past year, entering into a series of strategic business transactions that will allow VoiceStream and its affiliates to provide service to more than 273 million people, representing 97% of the U.S. population. VoiceStream uses and operates the Global System for Mobile (GSM) communications technology platform. Adopted by more than 400 network operators in some 160 countries, GSM accounts for approximately 70 percent of the total digital wireless market. VoiceStream is the only U.S. wireless telecommunications provider with a national GSM wireless technology network, which gives customers the choice of using their VoiceStream number when traveling internationally and supports roaming capabilities for other GSM customers traveling to the United States. For more information, go to WWW.VOICESTREAM.COM.

ABOUT POWERTEL
Powertel, Inc. (NASDAQ: PTEL) provides 100 percent digital PCS wireless services in its licensed service area in 12 states in the Southeast - one of the largest contiguous PCS networks in the southeastern United States. Through its affiliation with other GSM carriers, Powertel's coverage extends across the United States to most major cities and into much of Canada to a population of more than 260 million people. Powertel's core markets are in 34 southeastern metropolitan areas and along the major highway corridors that connect them. Athens, Atlanta, Augusta, Columbus, Birmingham, Chattanooga, Jackson, Jacksonville, Knoxville, Lexington, Louisville, Macon, Memphis, Nashville and Savannah are among the municipalities in Powertel's licensed service area, which has a population of more than 25 million people. For more information on Powertel and its products and services, visit the company on its web site at: http://www.powertel.com.

NOTE TO EDITORS: The June 1 press conference will be hosted by VoiceStream at its corporate headquarters, 12920 SE 38th Street, Bellevue, WA. It will also be webcast live at WWW.TELEKOM.DE/VOICESTREAM, or journalists can dial into a live relay of the event at 1-800-450-0786 (U.S.); 1-612-332-0806 (international);
passcode: 637437.

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                                      # # #

PRESS
Jill Meiburg                 Hans Ehnert
Deutsche Telekom             Deutsche Telekom
212-424-2996                 011-49-228-181-4949


INVESTORS
Nils Paellmann
Deutsche Telekom
212-424-2951